Exhibit 99.1

Monthly Operating Report

Accrual Basis

CASE NAME:	ALCO Stores, Inc.

CASE NUMBER:	14-34941

JUDGE:	JERNIGAN

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTHLY PERIOD:	DECEMBER 2014

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ MICHAEL JUNIPER	CRO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

MICHAEL JUNIPER	2/12/15
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ MICHAEL JUNIPER	CRO
ORIGINAL SIGNATURE OF PREPARER	TITLE

MICHAEL JUNIPER	2/12/15
PRINTED NAME OF PREPARER	DATE

1

Monthly Operating Report

General Notes

CASE NAME:	ALCO Stores, Inc.

CASE NUMBER:	14-34941	Month:	DECEMBER 2014

General Notes

1-1                The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. The Monthly Operating Report (“MOR”) is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1-2                This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the previously filed financial statements and accompanying notes in the Company’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission. Certain exceptions as listed below are not exhaustive of all non-GAAP compliance:

• The financial statements are unaudited and will not be subject to audit or review by the Debtor’s external auditors at any time in the future and are subject to change.

• The MOR does not reflect normal quarterly adjustments that are generally recorded by the Debtor upon review of major accounts period to the end of each quarterly accounting period.

• Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports.

• The MOR does not include explanatory footnotes such as disclosures required under GAAP.

• The MOR is not presented in GAAP-based SEC reporting format.

1-3                The December monthly period ends on January 4, 2015 to correspond with the Debtors’ fiscal month end. All data presented is for the period of December 1, 2014 - January 4, 2015.

1-4                This MOR has been filed on a consolidated basis for ALCO Stores, Inc., case No.14-34941 and ALCO Holdings, LLC, case No. 14-34942 (collectively, the “Debtors”). The Debtors use a centralized cash management system. It is important to note that ALCO Holdings, LLC has no financial activity. See the Cash Management Order entered 10/16/14 for a full description of the Debtors’ cash management system.

On October 12, 2014 (the “Petition Date”), the Debtors each filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of Title 11 of the United States Code, 11 U.S.C §§ 101, et seq. (the “Bankruptcy Code”). The cases were consolidated for procedural purposes under Case No. 14-34941.

For financial reporting purposes, the Debtors generally prepare consolidate financial statements, which include financial information for all subsidiaries and affiliates. Separate Schedules and Statements were filed for each of the Debtors on November 14, 2014; however, all amounts shown in the “scheduled amounts” column remain subject to change. Each Debtor’s Schedules and Statements were prepared using the assets and liabilities of that Debtor pursuant to the Debtor’s accounting records. Financial information may include results for ALCO Discount Liquor, LLC, a non-debtor entity. These amounts would be insignificant to the overall results. For purposes of this MOR, however, the financial statements are presented as consolidated.

2

Monthly Operating Report Accrual Basis-1 CASE NAME: ALCO Stores, Inc. CASE NUMBER: 14-34941 COMPARATIVE BALANCE SHEET SCHEDULE OCTOBER 2014 NOVEMBER 2014 DECEMBER 2014 ASSETS 1. 4,256,215 $ 2,717,553 $ 5,762,092 $ 7,814,048 $ 2. 226,000 1,326,000 1,277,000 3. 4,256,215 $ 2,943,553 $ 7,088,092 $ 9,091,048 $ 4. 4,995,189 $ 5,085,270 $ 8,593,347 $ 9,554,469 $ 5. 144,158,480 133,075,801 208,799 162,187 6. - - - - 7. 5,336,406 4,864,802 3,253,212 2,335,571 8. - (40,865) 7,046,343 4,459,135 9. 158,746,290 $ 145,928,562 $ 26,189,794 $ 25,602,410 $ 10. 36,446,061 $ 124,411,493 $ 124,678,044 $ 102,841,061 $ 11. (88,891,820) (89,428,719) (74,164,387) 12. 36,446,061 $ 35,519,674 $ 35,249,325 $ 28,676,674 $ 13. - $ - $ - $ - $ 14. 13,937,869 13,870,774 13,805,793 13,724,567 15. OTHER (ATTACH LIST) 1,708,291 680,571 1,062,334 951,235 16. 210,838,511 $ 195,999,580 $ 76,307,246 $ 68,954,885 $ POSTPETITION LIABILITIES 17. 1,345,733 $ 1,981,270 $ 1,041,043 $ 18. 1,913,817 4,101,029 5,031,316 19. - - - 20. 1,103,858 2,376,000 3,463,203 21. - (5,545,470) (5,314,783) 22. - 659,478 1,072,214 23. TOTAL POSTPETITION LIABILITIES 4,363,408 $ 3,572,306 $ 5,292,993 $ PREPETITION LIABILITIES 24. 106,254,553 $ 106,254,553 $ - $ - $ 25. 1,359,294 1,359,294 1,359,294 1,359,294 26. 40,716,988 38,637,553 38,637,553 38,637,553 27. - 9,173,403 21,969,798 16,996,108 28. TOTAL PREPETITION LIABILITIES 148,330,835 $ 155,424,804 $ 61,966,646 $ 56,992,956 $ 29. 148,330,835 $ 159,788,212 $ 65,538,952 $ 62,285,949 $ EQUITY 30. 38,033,769 $ 38,033,769 $ 38,033,769 $ 31. - - - 32. DIRECT CHARGES TO EQUITY (5) (1,822,400) (27,265,474) (31,364,832) 33. TOTAL EQUITY 36,211,368 $ 10,768,294 $ 6,668,937 $ 34. 195,999,580 $ 76,307,246 $ 68,954,885 $ Footnotes: (1) (2) (3) (4) (5) NOTES PAYABLE PROFESSIONAL FEES SECURED DEBT OTHER (ATTACH LIST) The Direct Charges to Equity is an adjustment for liabilities and assets (accrued expenses, deferred gains, and others) not reflected in the prepetition scheduled amounts. Total Cash is based on the unaudited balance sheet and bank statements for the debtor entities. The cash balance includes store cash, depository accounts, and primary operating account. TOTAL LIABILITIES & OWNERS' EQUITY The Priority Debt amount includes updated tax amounts for prepetition tax accruals and other priority prepetition liabilities. Some vacation for November may have been taken in the ordinary course, ALCO needs to review the current outstanding vacation accrual. Pursuant to various "first day" orders of the Bankruptcy Court, certain priority debt and unsecured debt payments were made. Other prepetition liabilities include accruals from pre- and post-petition periods. OTHER (ATTACH LIST) DUE FROM INSIDERS UNRESTRICTED CASH RESTRICTED CASH TOTAL CASH (1) ACCOUNTS RECEIVABLE (NET) INVENTORY PREPAID EXPENSES NOTES RECEIVABLE TOTAL CURRENT ASSETS PROPERTY, PLANT & EQUIPMENT LESS: ACCUMULATED DEPRECIATION/DEPLETION NET PROPERTY, PLANT & EQUIPMENT OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST) TOTAL ASSETS PREPETITION OWNERS' EQUITY POSTPETITION CUMULATIVE PROFIT OR PRIORITY DEBT (2) (3) UNSECURED DEBT (3) TAXES PAYABLE ACCOUNTS PAYABLE OTHER (ATTACH LIST) (4) TOTAL LIABILITIES SECURED DEBT Page 3 of 11 Case 14-34941-sgj11 Doc 786 Filed 02/19/15 Entered 02/19/15 12:30:40 Page 3 of 11

Case 14-34941-sgj11 Doc 786 Filed 02/19/15 Entered 02/19/15 12:30:40 Page 4 of 11

Monthly Operating Report
Accrual Basis-1
Other - Attachment

CASE NAME:	ALCO Stores, Inc.
CASE NUMBER:	14-34941

COMPARATIVE BALANCE SHEET (OTHER)

		SCHEDULE AMOUNT	OCTOBER 2014	NOVEMBER 2014	DECEMBER 2014
1	**Unrestricted Cash**				
	Operating Accounts	$ 2,556,449	$ 1,051,571	$ 2,573,886	$ 1,559,308
	Store Depository Accounts	1,183,967	1,150,182	1,386,294	1,189,052
	Petty Cash	515,800	515,800	-	-
	Sales Tax Escrow	-	-	907,770	3,925,830
	Professional Fee Escrow	-	226,000	894,142	1,139,857
	Total Unrestricted Cash	$ 4,256,215	$ 2,717,553	$ 5,762,092	$ 7,814,048
2	**Restricted Cash**				
	Utility Deposit	$ -	$ -	$ 651,000	$ 602,000
	Tax Escrow (Ad Valorem)	-	-	675,000	675,000
	Total Restricted Cash	$ -	$ -	$ 1,326,000	$ 1,277,000
7	**Prepaid Expenses**				
	Prepaid Expense	$ 1,927,924	$ 1,622,388	$ 1,190,008	$ 501,624
	Prepaid Sales Promotion	-	48,052	(15,989)	(6,589)
	Prepaid Insurance	1,597,713	1,482,176	1,340,387	1,087,685
	Prepaid Rent	1,524,082	-	865	(208,420)
	Security Deposits	286,686	1,712,186	737,942	961,272
		$ 5,336,406	$ 4,864,802	$ 3,253,212	$ 2,335,571
8	**Other Assets**				
	Receivable from Tiger for Balance of Inventory Sale	$ -	$ -	$ 7,087,208	$ 4,500,000
	Deferred Tax Asset	-	(40,865)	(40,865)	(40,865)
	Total Other Assets	$ -	$ (40,865)	$ 7,046,343	$ 4,459,135
14	**Other Assets - Net of Amortization**				
	Property Under Capital Lease	$ 13,937,869	$ 13,870,774	$ 13,805,793	$ 13,724,567
	Capital Leased Software	-	-	-	-
	Total Other Assets - Net of Amortization	$ 13,937,869	$ 13,870,774	$ 13,805,793	$ 13,724,567
15	**Other Assets**				
	Financing Costs	$ 1,708,291	$ 622,587	$ 1,004,504	$ 893,597
	Capitalized Lease Costs	-	17,119	16,965	16,773
	Deferred Income Taxes	-	40,865	40,865	40,865
	Total Other Assets	$ 1,708,291	$ 680,571	$ 1,062,334	$ 951,235
22	**Other Postpetition Liabilities**				
	Prepaid Expenses from Tiger	$ -	$ -	$ 1,476,243	$ -
	Expenses Incurred Through Nov. 30	-	-	(816,766)	-
	Post-petition October Rent	-	-	-	1,072,214
	Net Postpetition Liabilities	$ -	$ -	$ 659,478	$ 1,072,214
27	**Other Prepetition Liabilities**				
	Miscellaneous Accrued Expenses		$ 1,106,220	$ 546,136	$ 632,783
	Accrued Percentage Rent Payable		381,916	461,474	481,005
	Store Closing Reserves		252,952	208,148	208,148
	Loyalty Liability		342,297	305,990	305,990
	Customer Liabilities		235,013	2,649	2,030
	Gift Certificates O/S		308,450	195,115	176,432
	AFCO Installment Agreement		875,813	750,783	625,652
	Deferred Gain on Operating Lease		2,376,707	2,346,985	2,309,832
	Deferred Rent Credit		2,188,056	2,180,214	2,181,287
	Non-Current Deferred Revenue		60,000	60,000	60,000
	Miscellaneous - Other (1)		1,045,979	14,912,304	10,012,947
	Total Other Prepetition Liabilities		$ 9,173,403	$ 21,969,798	$ 16,996,108

Footnote:

(1) Miscellaneous other amount includes $9,433,962 payable to Tiger relating to sales for December.

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Case 14-34941-sgj11 Doc 786 Filed 02/19/15 Entered 02/19/15 12:30:40 Page 5 of 11

Monthly Operating Report
Accrual Basis-2

CASE NAME:	ALCO Stores, Inc.
CASE NUMBER:	14-34941

INCOME STATEMENT	OCTOBER 2014	NOVEMBER 2014	DECEMBER 2014
REVENUES			
1. GROSS REVENUES	$ 20,655,081	$ 17,695,982	$ 6,292
2. INVENTORY LIQUIDATION	-	110,562,376.00	-
3. LESS: RETURNS & DISCOUNTS	32,452	-	-
4 NET REVENUE	$ 20,687,533	$ 128,258,358	$ 6,292
COST OF GOODS SOLD			
5. MERCHANDISE & FREIGHT	$ 12,148,125	$ 14,288,233	$ 7,247,518
6. INVENTORY LIQUIDATED	-	157,168,862	-
7. TOTAL COST OF GOODS SOLD	$ 12,148,125	$ 171,457,095	$ 7,247,518
8. GROSS PROFIT	$ 8,539,407	$ (43,198,736)	$ (7,241,225)
OPERATING EXPENSES			
9. OFFICER / INSIDER COMPENSATION	$ 69,158	$ 294,254	$ 355,761
10. OTHER PAYROLL AND BENEFITS	3,419,467	3,087,699	(17,307)
11. SELLING & MARKETING	995,231	778,446	(104,141)
12. GENERAL & ADMINISTRATIVE	4,058,032	1,922,808	3,200,603
13. RENT & LEASE	2,326,757	1,660,105	416,775
14. OTHER (ATTACH LIST)	-	-	-
15. TOTAL OPERATING EXPENSES	$ 10,868,645	$ 7,743,312	$ 3,851,691
16. INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$ (2,329,238)	$ (50,942,049)	$ (11,092,916)
OTHER INCOME & EXPENSES			
17. NON-OPERATING INCOME (2)	$ -	$ -	$ (2,855,683)
18. NON-OPERATING EXPENSE	-	-	-
19. INTEREST EXPENSE & BANK FEES	186,392	-	-
20. DEPRECIATION / DEPLETION	-	-	-
21. AMORTIZATION	-	-	-
22. OTHER (1)	3,902,602	632,727	251,771
23. NET OTHER INCOME & EXPENSES	$ 4,088,994	$ 632,727	$ (2,603,912)
REORGANIZATION EXPENSES			
24. PROFESSIONAL FEES	$ 174,189	$ 2,078,033	$ 3,463,203
25. U.S. TRUSTEE FEES	-	-	-
26. OTHER	178,401	1,632,280	75,999
27. TOTAL REORGANIZATION EXPENSES	$ 352,590	$ 3,710,313	$ 3,539,202
28. INCOME TAX			
29. NET PROFIT (LOSS)	$ (6,770,821)	$ (55,285,088)	$ (12,028,207)

Footnotes:

(1) Amount includes write-offs of bank fees and Wells Fargo financing fees.

(2) Amount represents gain on sale of assets.

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Monthly Operating Report Cash Basis-3 CASE NAME: ALCO Stores, Inc. CASE NUMBER: 14-34941 CASH RECEIPTS AND DISBURSEMENTS (1) OCTOBER 2014 NOVEMBER 2014 DECEMBER 2014 1. 4,256,215 $ 2,943,553 $ 7,088,092 $ RECEIPTS FROM OPERATIONS 2. 22,520,803 $ 24,411,096 $ 277,900 $ 3. CASH COLLECTIONS ON BEHALF OF TIGER - 13,758,647 65,564,287 4. - $ - $ - $ 5. - - - 6. 22,520,803 $ 38,169,743 $ 65,842,187 $ NON-OPERATING RECEIPTS 7. 2,073,121 $ - $ - $ 8. - 103,475,168 9,040,409 9. - 1,476,243 6,960,910 10. 2,073,121 $ 104,951,411 $ 16,001,319 $ 11. 24,593,924 $ 143,121,154 $ 81,843,507 $ 12. 28,850,139 $ 146,064,708 $ 88,931,599 $ OPERATING DISBURSEMENTS 13. 16,681,706 $ 7,278,417 $ 572,491 $ 14. 122,156 129,387 440 15. 3,842,069 4,370,782 4,659,114 16. 496,460 340,875 522,266 17. 531 1,713,586 1,827,397 18. 1,779 353,121 1,226,905 19. 400,388 54,251 24,427 20. 1,471,191 906,285 493,768 21. 2,077,672 1,732,618 2,722,109 22. - 125,130 250,261 23. 374,182 846,231 2,038,057 24. - 160,750 23,419 25. TIGER SALES REMITTANCE - 9,393,789 64,271,512 26. 25,468,135 $ 27,405,222 $ 78,632,167 $ REORGANIZATION EXPENSES 27. 174,189 $ 455,214 $ 428,252 $ 28. KEIP - - 245,500 29. - - - 30. UTILITY DEPOSIT & TAX ESCROW - - - 31. 178,401 1,632,280 75,999 32. SECURED DEBT PAYDOWN 103,523,929 - 33. 352,590 $ 105,611,423 $ 749,751 $ 34. 25,820,725 $ 133,016,646 $ 79,381,919 $ 35. (85,862) (414,499) (689,319) 36. (1,312,662) $ 9,690,009 $ 1,772,268 $ 37. CHANGE IN CASH HELD BY WELLS FARGO IN LOAN ACCT. 5,545,470 $ (230,687) $ 38. 2,943,553 $ 7,088,092 $ 9,091,048 $ (1) (2) (3) (4) TOTAL DISBURSEMENTS TOTAL OPERATING DISBURSEMENTS PROFESSIONAL FEES U.S. TRUSTEE FEES Float Change and Other includes checks written, but not yet cleared. NET CASH FLOW OTHER - LENDER INTEREST AND FEES CASH - END OF MONTH (B/S) Cash Receipts and Disbursements represent ALCO Stores, Inc. and ALCO Holdings LLC. Beginning and ending cash balances are based on the unaudited balance sheet for the debtor entity. The cash balance includes store cash, depository accounts, and the primary operating account. FLOAT CHANGE AND OTHER (3) BENEFITS RENT INSURANCE OTHER TOTAL REORGANIZATION EXPENSES BOARD FEES AND RELATED COSTS TOTAL OPERATING RECEIPTS LOANS & ADVANCES MERCHANDISE FUEL PAYROLL Amount reflects liquidator reimbursement. Footnotes: CASH - BEGINNING OF MONTH (2) CASH COLLECTIONS PREPETITION POSTPETITION UTILITIES ADVERTISING FREIGHT SALES TAX COLLECTION OF ACCOUNTS RECEIVABLE SALE OF ASSETS OTHER (4) TOTAL NON-OPERATING RECEIPTS TOTAL RECEIPTS TOTAL CASH AVAILABLE Page 6 of 11 Case 14-34941-sgj11 Doc 786 Filed 02/19/15 Entered 02/19/15 12:30:40 Page 6 of 11

Case 14-34941-sgj11 Doc 786 Filed 02/19/15 Entered 02/19/15 12:30:40 Page 7 of 11

Monthly Operating Report
Accrual Basis-4

CASE NAME:	ALCO Stores, Inc.
CASE NUMBER:	14-34941

ACCOUNTS RECEIVABLE AGING	SCHEDULE AMOUNT	OCTOBER 2014	NOVEMBER 2014	DECEMBER 2014
1. 0-30	$ -	$ 2,550,265	$ 7,520,859	$ 8,469,338
2. 31-60	-	307,796	176,267	141,565
3. 61-90	-	108,158	155,784	112,199
4. 91+	-	2,136,983	758,536	849,550
5. ACCOUNTS PAYABLE DEBIT BALANCES	7,785,694	7,785,694	7,785,694	7,785,694
6. TOTAL ACCOUNTS RECEIVABLE	$ 12,780,883	$ 12,888,896	$ 16,397,140	$ 17,358,345
7. AMOUNT CONSIDERED UNCOLLECTIBLE (1)	(7,785,694)	(7,803,626)	(7,803,793)	(7,803,876)
8. ACCOUNTS RECEIVABLE (NET)	$ 4,995,189	$ 5,085,270	$ 8,593,347	$ 9,554,469

AGING OF POSTPETITION TAXES AND PAYABLES MONTH: DECEMBER 2014

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL	$ 1,010	$ -	$ 11,644	$ -	$ 12,654
2. STATE	4,098,427	65,180	-	-	4,163,606
3. STATE - Real Property	331,961	266,736	198,324	-	797,021
4. STATE - Personal Property	58,034	-	-	-	58,034
5. LOCAL	-	-	-	-	-
6. OTHER (ATTACH LIST)	-	-	-	-	-
7. TOTAL TAXES PAYABLE	$ 4,489,432	$ 331,916	$ 209,968	$ -	$ 5,031,316
6. ACCOUNTS PAYABLE (2)	144,761	548,990	347,292	-	$ 1,041,043

STATUS OF POSTPETITION TAXES MONTH: DECEMBER 2014

FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING	$ 255,532	$ 402,008	$ 657,338	$ 201
2. FICA-EMPLOYEE	203,472	326,480	529,547	404
3. FICA-EMPLOYER	203,472	325,803	528,870	404
4. UNEMPLOYMENT	11,644	7,743	7,743	11,644
5. INCOME	18,959	18,427	-	37,386
6. OTHER (ATTACH LIST)	-	-	-	-
7. TOTAL FEDERAL TAXES	$ 693,078	$ 1,080,461	$ 1,723,499	$ 50,040
STATE AND LOCAL				
8. WITHHOLDING	$ 55,537	$ 97,714	$ 105,658	$ 47,593
9. SALES	2,694,659	4,015,984	2,706,512	4,004,132
10. EXCISE	-	-	-	-
11. UNEMPLOYMENT	46,221	28,275	-	74,495
12. REAL PROPERTY	489,628	345,863	38,469	797,021
13. PERSONAL PROPERTY	121,906	94,693	158,565	58,034
14. OTHER (ATTACH LIST)	-	-	-	-
15. TOTAL STATE & LOCAL	$ 3,407,951	$ 4,582,529	$ 3,009,204	$ 4,981,276
16. TOTAL TAXES	$ 4,101,029	$ 5,662,990	$ 4,732,703	$ 5,031,316

Footnotes:
(1) There are amounts due from vendors for volume rebates and other monies earned. There are subject to significant investigation.
(2) The November AP balance is likely overstated because some invoices from October have been paid but may not have cleared ALCO's AP system. Company has not yet closed it's books and records for the month.

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Monthly Operating Report Accrual Basis-5 CASE NAME: CASE NUMBER: MONTH: BANK RECONCILIATIONS (1) Account #1 Account #2 Account #3 A. BANK: B. ACCOUNT NUMBER: TOTAL C. PURPOSE (TYPE): 1. BALANCE PER BANK STATEMENT - $ 2. ADD: TOTAL DEPOSITS NOT CREDITED - $ 3. SUBTRACT: OUTSTANDING CHECKS - $ 4. OTHER RECONCILING ITEMS - $ 5. MONTH END BALANCE PER BOOKS - $ - $ - $ - $ 6. NUMBER OF LAST CHECK WRITTEN INVESTMENT ACCOUNTS (2) DATE OF TYPE OF PURCHASE CURRENT BANK, ACCOUNT NAME & NUMBER PURCHASE INSTRUMENT PRICE VALUE 7. 8. 9. 10. 11. TOTAL INVESTMENTS - $ - $ CASH 12. CURRENCY ON HAND - $ 13. TOTAL CASH - END OF MONTH 9,091,048 $ Footnotes: (1) (2) ALCO Stores, Inc. 14-34941 DECEMBER 2014 There are over 200 separate bank accounts that are maintained by the Debtors. These accounts are in the process of being reconciled for October, November, and December 2014. The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors. There were three accounts opened by the Debtors during the current reporting period (professional fee escrow account, utility deposit account, and payroll account). Page 8 of 11 Case 14-34941-sgj11 Doc 786 Filed 02/19/15 Entered 02/19/15 12:30:40 Page 8 of 11

Case 14-34941-sgj11 Doc 786 Filed 02/19/15 Entered 02/19/15 12:30:40 Page 9 of 11

Monthly Operating Report
Accrual Basis-6

CASE NAME:	ALCO Stores, Inc.
CASE NUMBER:	14-34941

MONTH: DECEMBER 2014

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS			
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1. Stanley B. Latacha	Payroll	$ 34,840	$ 107,740
2. Ricardo Clemente	Payroll	16,667	50,000
3. Brent Streit	Payroll	-	27,271
4. John Climaco	Board Member Fee	1,000	22,250
5. Helios Capital LLC	Board Member Fee	2,000	25,000
6. William Lechtner	Board Member Fee	1,000	19,750
7. David Pointer	Board Member Fee	2,000	24,250
8. Robert Sarlls	Board Member Fee	2,000	42,500
9. Dilip Singh	Board Member Fee	$2,000	$37,000
10.			
11. TOTAL PAYMENTS TO INSIDERS		$ 61,507	$ 355,761

PROFESSIONALS					
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
1. Choates	10/16/14		$ -	$ 293,416	$ -
2. Greenberg Traurig	10/16/14		-	226,840	-
3. Law Offices of Judith W. Ross				13,949	8,989.00
4. Deloitte Transactions and Business Analytics (2)	11/24/14		297,967	297,967	889,480
5. DLA Piper	11/14/14				1,698,368
6. Michael Moore	12/03/14			85,155	
7. Nardella	10/16/14		-	21,290	-
8. A & G Realty Partners	12/03/14		50,000	50,000	-
9. Glass Ratner					217,440
10. Cooley LLP					506,926
11. Prime Clerk	11/14/14	80,285	80,285	141,923	142,000
12. TOTAL PAYMENTS TO PROFESSIONALS (1)		$ 80,285	$ 428,252	$ 1,130,540	$ 3,463,203

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.			
2.			
3.			
4.			
5.			
6. TOTAL	$ -	$ -	$ -

Footnotes:

(1) Total incurred amounts are estimated based on the cash flow budget. These amounts will be updated when invoices are received by the Debtors.

(2) Deloitte Transactions and Business Analytics accrual for October was understated by $100,000. Adjustment is reflected in total accrual.

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Case 14-34941-sgj11 Doc 786 Filed 02/19/15 Entered 02/19/15 12:30:40 Page 10 of 11

Monthly Operating Report
Accrual Basis-7

CASE NAME:	ALCO Stores, Inc.
CASE NUMBER:	14-34941

MONTH: DECEMBER 2014

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X	
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X	
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X	
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?	X	
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X	
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1 Real estate and leases were sold during this reporting period.
4. Pursuant to various "first day" orders of the Bankruptcy Court, certain priority debt and unsecured debt payments were made.
5. The Company received a loan from Wells Fargo Bank in the amount of $122.675 million for debtor-in-possession financing.
8. Debtor is in the process of selling its real estate, the Debtor is satisfying real estate taxes upon closing.
11. Pursuant to orders of the Bankruptcy Court authorizing payment of prepetition sales and use taxes, the Debtors remitted outstanding pre-petition sales and use taxes to various authorities.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X	
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X	
3.	PLEASE ITEMIZE POLICIES BELOW.		

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
SEE ATTACHMENT

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Monthly Operating Report Accrual Basis-7 CASE NAME: CASE NUMBER: MONTH: (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) Amount Financed 1,362,666 $ Monthly Payment 125,130 $ Footnotes: (1) CARRIER PERIOD COVERED & FREQUENCY PAYMENT AMOUNT These insurance policies have been financed through a premium finance company. Monthly installments of $125,130 are payable on the first of each month. 54,771 5,565 15,200 3,643 81,000 06/01/14 - 06/01/15 XL SPECIALTY INSURANCE CO. 211,750 344,322 47,158 52,500 ALCO Stores, Inc. 14-34941 TYPE OF POLICY 06/01/14 - 06/01/15 06/01/14 - 06/01/15 06/01/14 - 06/01/15 06/01/14 - 06/01/15 06/01/14 - 06/01/15 06/01/14 - 06/01/15 06/01/14 - 06/01/15 06/01/14 - 06/01/15 2ND EXCESS SIDE A DIC LIQUOR LIABILITY 06/01/14 - 06/01/15 INSTALLMENT PAYMENTS UMBRELLA FEDERAL INSURANCE COMPANY FEDERAL INSURANCE COMPANY FIREMANS FUND INSURANCE CO GREAT AMERICAN HARTFORD STEAM BOILER HUDSON INSURANCE COMPANY ILLINOIS NATIONAL INSURANCE CO RSUI INDEMNITY CO US UNDERWRITERS INSURANCE COMPANY NETWORK SECURITY SURPLUS LINES TAX FIDELITY AND CRIME INSURANCE LLOYD'S OF LONDON NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA 42,062 5,586 06/01/14 - 06/01/15 WORKERS COMPENSATION ARCH INSURANCE COMPANY 06/01/14 - 06/01/15 06/01/14 - 06/01/15 06/01/14 - 06/01/15 06/01/14 - 06/01/15 EMPLOYMENT PRACTICES LIAB PROPERTY 87,730 14,700 06/01/14 - 06/01/15 06/01/14 - 06/01/15 AUTO LIABILITY ARCH INSURANCE COMPANY LEAD SIDE A DIC BEAZLEY INSURANCE COMPANY, INC. DIRECTORS AND OFFICERS POLICY - 8241-2367 CHUBB SPECIALTY INSURANCE DECEMBER 2014 EXCESS SIDE A DIC EXCESS DIRECTORS & OFFICERS LIABILITY - 01- 207-30-06 67,000 23,303 30,000 21,985 AFFILIATED FM INSURANCE COMPANY GENERAL LIABILITY ARCH INSURANCE COMPANY BOILER AND MACHINERY POLICY - FBP8360214 EXCESS UMBRELLA DIRECTORS AND OFFICERS POLICY 342,121 CARGO - 68355 Page 11 of 11 Case 14-34941-sgj11 Doc 786 Filed 02/19/15 Entered 02/19/15 12:30:40 Page 11 of 11 06/01/14 - 06/01/15 06/01/14 - 06/01/15 06/01/14 - 06/01/15